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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


           Date of Report (Date of Earliest Event) February 23, 1999


                            Marvel Enterprises, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                            1-13638                      13-3711775
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(State or Other                    (Commission                  (I.R.S. Employer
Jurisdiction of                    File Number)                   Identification
Incorporation)                                                              No.)


                   685 Third Avenue, New York, New York 10017
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                (Address of Principal Executive Offices)  (Zip Code)


                                 (212) 588-5100
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              (Registrant's Telephone Number, Including Area Code)


________________________________________________________________________________
         (Former Name or Former Address, If Changed Since Last Report.)
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ITEM 5.   Other Events.

On February 23, 1999, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, reporting its summary consolidated financial results for the year ended December 31, 1998.

ITEM 7.   Financial Statements and Exhibits.

(c)  Exhibits.

99.1.  Press release of the Registrant, dated February 23, 1999.

99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations.

99.3 Unaudited pro forma consolidated financial statements and the notes thereto for the year ended December 31, 1998.

99.4 Audited consolidated financial statements and the notes thereto for the three year period ended December 31, 1998.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MARVEL ENTERPRISES, INC.
                              (Registrant)


Date:  February 23, 1999

                              By: /s/ WILLIAM H. HARDIE, III
                                  --------------------------
                              Name:   William H. Hardie, III
                              Title:  Executive Vice President,
                                      Business Affairs